UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2021

EASTGROUP PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-07094	13-2711135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157
(Address of Principal Executive Offices, including zip code)

(601) 354-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01.                      Other Events.

On July 28, 2021, EastGroup Properties, Inc. (the "Company") entered into a Sales Agency Financing Agreement with TD Securities (USA) LLC (the “TD Securities Sales Agreement”) and amended the Sales Agency Financing Agreements, dated December 20, 2019, by and between the Company and each of BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, Jefferies LLC, Raymond James & Associates, Inc., Regions Securities LLC and Wells Fargo Securities, LLC (the amendment to each such Sales Agency Financing Agreement, the “Existing Sales Agreement Amendments”), to include TD Securities (USA) LLC as a participating sales agent in the Company’s “at the market” offering program.

Pursuant to the TD Securities Sales Agreement and the Existing Sales Agreement Amendments, the Company also agreed to reimburse the sales agents for the reasonable documented out-of-pocket fees and expenses of the sales agents’ counsel related to the Company’s “at the market” offering program in an amount not to exceed $25,000 per fiscal quarter.

The foregoing description of the TD Securities Sales Agreement and the Existing Sales Agreement Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the TD Securities Sales Agreement and the form of Existing Sales Agreement Amendment, which are attached as Exhibits 1.1 and 1.2 hereto, respectively, and are incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

1.1	Sales Agency Financing Agreement, dated July 28, 2021, by and between EastGroup Properties, Inc. and TD Securities (USA) LLC
1.2	Form of Amendment to Sales Agency Financing Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         July 28, 2021

EASTGROUP PROPERTIES, INC.

By: /s/ BRENT W. WOOD
Brent W. Wood Executive Vice President, Chief Financial Officer and Treasurer

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